UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2016
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)
_________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 South LaSalle Street Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On March 29, 2016, PrivateBancorp, Inc. (the "Company") announced that it has scheduled a quarterly conference call regarding the earnings results for the quarter ended March 31, 2016. The call is currently scheduled for April 21, 2016, at 11 a.m. ET (10 a.m. CT). The call-in number is (888) 782-9127 (U.S. and Canada) or (706) 634-5643 (International); conference ID: 72434311. A live webcast can be accessed on the investor relations page of the Company’s website at investor.theprivatebank.com. Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

Note: the information in this item of this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
    (d)     Exhibits

Exhibit	Description
99.1	Press Release dated March 29, 2016 (furnished to the SEC as part of this Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2016	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated March 29, 2016 (furnished to the SEC as part of this Form 8-K)